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Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
OFFICE OF THE US TRUSTEE—REGION 3

In re: eToys Inc.

Case No. 01-00706 (MFW)
Reporting Period: 09/01/01-09/30/01

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

    Submit copy of report to any official committee appointed in the case

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disabursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	X
Copies of bank statements		X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period			X
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable		X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

    I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date
Signature of Joint Debtor	Date
/s/ BARRY GOLD Signature of Authorized Individual	Date
BARRY GOLD Printed Name of Authorized Individual	Title of Authorized Individual

*  Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: eToys, Inc.

Case No. 01-00706 (MFW)

Attachment to Monthly Operating Report (MOR cover page):

    All payroll taxes are impounded by the independent payroll service therefore payment receipt is not applicable.

    There was no tax return filed during the period. Payroll and sales tax returns are prepared on a quarterly basis and submitted to respective government agency within thirty days after the end of each quarter.

In re: eToys, Inc.

Case No. 01-00706 MFW
Reporting Period 09/01/01-09/30/01

MOR-1
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

    Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH—ACTUAL" columns must equal the sum of the bank account columns. The amount reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM-IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for cash account.

	Pre-petition 5300152165	DIP General 2180039271	Payroll 5300155253	UBOC CD 2869003059	UBOC MM 2860113492	UBOC ESPP 5300161911	UBOC CD 2189005826	UBOC CD 2189009224	UBOC CD 2189000603	UBOC CD 2869003034	WFB Cert. Of Dep.	UBOC CD 2189003821
CASH BEGINNING OF MONTH	—	536,709.08	4,347.74	21,110,616.94	0.00	0.00	0.00	0.00	0.00	11,514,478.30	100,000.00	—
CASH SALES
ACCOUNTS RECEIVABLE (NOTE 2)
LOANS AND ADVANCES
SALE OF ASSETS		50,000.00
DUE FROM LLC
OTHER (attach list)		633,383.97
TRANSFER FROM DISTRIBUTION LLC
TRANSFER FROM CD		903,089.98			13,804,756.63
TRANSFERS FROM PRE-PETITION
TRANSFERS FROM DIP			55,000.00
INTEREST		869.27		65,522.93	18,658.23					15,582.14	(992.11)
TOTAL RECEIPTS	—	1,587,343.22	55,000.00	65,522.93	13,823,414.86	0.00	0.00	0.00	0.00	15,582.14	(992.11)	—
DISBURSEMENTS
NET PAYROLL			(37,647.82)
PAYROLL TAXES			(19,532.84)
SALES,USE,& OTHER TAXES		—
INVENTORY PURCHASES
SECURED/RENT/LEASES		(12,772.06)
INSURANCE		(19,684.75)
ADMINISTRATIVE		(20,217.68)	(1,132.40)
SELLING
OTHER (attach list)
PRE-PETITION EXPENSES (NOTE 1)		—
OWNER DRAW
TRANSFERS
Transfer to LLC DIP		(350,000.00)
Transfer to PR		(55,000.00)
Transfer to CD		(1,000,000.00)								(11,530,060.44)
Transfer to DIP General					(700,000.00)						(99,007.89)
Transfer to Pre-petition
PROFESSIONAL FEES		(504,829.59)
U.S. TRUSTEE QUARTERLY FEES		—
COURT COSTS
TOTAL DISBURSEMENTS	0.00	(1,962,504.08)	(58,313.06)	0.00	(700,000.00)	0.00	0.00	0.00	0.00	(11,530,060.44)	(99,007.89)	0.00
NET CASH FLOW	0.00	(375,160.86)	(3,313.06)	65,522.93	13,123,414.86	0.00	0.00	0.00	0.00	(11,514,478.30)	(100,000.00)	0.00
CASH END OF MONTH	0.00	161,548.22	1,034.68	21,176,139.87	13,123,414.86	0.00	0.00	0.00	0.00	0.00	0.00	0.00

NOTE 1—PAYMENTS MADE TO CRITICAL VENDORS AND EMPLOYEE REIMBURSEMENTS PURSUANT TO FIRST DAY ORDER

NOTE 2—ACCOUNTS RECEIVABLE COLLECTIONS ON BEHALF OF ETOYS DISTRIBUTION LLC (CASE NO..01-00707).

    THE FOLLOWING SECTION MUST BE COMPLETED

TOTAL DISBURSEMENTS
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES
 TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES

In re: eToys, Inc.	Case No. 01-00706 MFW Reporting Period 09/01/01-09/30/01

MOR-1 con't
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

	UBOC CD 2869002614	UBOC CD 2869002770	UBOC CD 2869002754	UBOC CD 2869003042	UBOC CD 5309026234	UBOC CD 5309028479	UBOC Stock 5300161903	WFB 060-8526315	Total
CASH BEGINNING OF MONTH	288,000.00	0.00	0.00	1,266,609.41	187,500.00	0.00	0.00	104,112.09	35,112,373.56
CASH SALES									0.00
ACCOUNTS RECEIVABLE (NOTE 2)									0.00
LOANS AND ADVANCES									0.00
SALE OF ASSETS									50,000.00
DUE FROM LLC									0.00
OTHER (attach list)									633,383.97
TRANSFERS—SWEEP ACCOUNT									0.00
TRANSFER FROM CD									14,707,846.61
TRANSFERS FROM PRE-PETITION									0.00
TRANSFERS FROM DIP									55,000.00
INTEREST				8,086.78					107,727.24
TOTAL RECEIPTS	0.00	—	—	8,086.78	0.00	—		—	15,553,957.82
DISBURSEMENTS
NET PAYROLL									(37,647.82)
PAYROLL TAXES									(19,532.84)
SALES,USE,& OTHER TAXES									0.00
INVENTORY PURCHASES									0.00
SECURED/RENT/LEASES									(12,772.06)
INSURANCE									(19,684.75)
ADMINISTRATIVE								(30.00)	(21,380.08)
SELLING									0.00
OTHER (attach list)									0.00
PRE-PETITION EXPENSES (NOTE 1)									0.00
OWNER DRAW									0.00
TRANSFERS									0.00
Transfer to LLC DIP									(350,000.00)
Transfer to PR									(55,000.00)
Transfer to CD				(1,274,696.19)					(13,804,756.63)
Transfer to DIP General								(104,082.09)	(903,089.98)
Transfer to Pre-petition									0.00
PROFESSIONAL FEES									(504,829.59)
U.S. TRUSTEE QUARTERLY FEES									0.00
COURT COSTS									0.00
TOTAL DISBURSEMENTS	0.00	0.00	0.00	(1,274,696.19)	0.00	0.00	0.00	(104,112.09)	(15,728,693.75)
NET CASH FLOW	0.00	0.00	0.00	(1,266,609.41)	0.00	0.00	0.00	(104,112.09)	(174,735.93)
CASH END OF MONTH	288,000.00	0.00	0.00	0.00	187,500.00	0.00	0.00	0.00	34,937,637.63

NOTE 1—PAYMENTS MADE TO CRITICAL VENDORS AND EMPLOYEE REIMBURSEMENTS PURSUANT TO FIRST DAY ORDER

NOTE 2—ACCOUNTS RECEIVABLE COLLECTIONS ON BEHALF OF ETOYS DISTRIBUTION LLC (CASE NO..01-00707).

THE FOLLOWING SECTION MUST BE COMPLETED

TOTAL DISBURSEMENTS		$15,728,693.75
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS		$(15,112,846.61)
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$615,847.14

In re: eToys, Inc.	Case No. 01-00706 (MFW) Reporting Period: 09/01/01-09/30/01

MOR-1 Cont'd
BANK RECONCILIATIONS

The debtor in possession must complete the reconciliation below for each bank account including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

A.	Bank:	Union Bank		Union Bank		Union Bank		Union Bank		Union Bank
B.	Account No.:	2180039271		5300155253		5300161903		5300161911		2869002945
C.	Purpose (Type):	DIP General		Payroll		Stock		E S P P		Time Deposit
1.	Balance per Bank Statement		$732,632.81		$48,737.38		$—		$—		$21,176,139.87
2.	(+) Deposit in Transit
3.	(-) Outstanding Checks		(571,084.59)		(47,702.70)
4.	Other				—
5.	Month End Balance per Books		$161,548.22		$1,034.68		$—		$—		$21,176,139.87
6.	Number of Last Check Written		20355		605506

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount
		none		none		none		none		not applicable

CHECKS OUTSTANDING		Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount
		10084	5,000.00	SEE ATTACHED LIST		none		none		not applicable
		20333	23.05
		20339	2,962.50
		20342	100.00
		20344	15,932.60
		20345	173.12
		20346	4,572.06
		20347	1,144.20
		20348	72,224.21
		20349	413,180.78
		20350	19,424.60
		20351	520.00
		20352	47.49
		20353	469.62
		20354	72.45
		20355	308.56
		200116	305.17
		300005	14.99
		300011	7.48
		300054	104.34
		300059	3,793.11
		300069	447.84
		300070	30,256.42
Total Checks Outstanding			$571,084.59

In re: eToys, Inc.	Case No. 01-00706 (MFW) Reporting Period: 09/01/01-09/30/01

MOR-1 Cont'd
BANK RECONCILIATIONS

The debtor in possession must complete the reconciliation below for each bank account including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

A.	Bank:	Union Bank		Union Bank		Union Bank		Union Bank		Union Bank
B.	Account No.:	2869003042		2860113492		5309026234		2869003034		2189003821
C.	Purpose (Type):	Time Deposit		Money Market		Time Deposit		Time Deposit		Time Deposit
1.	Balance per Bank Statement		$—		$13,123,414.86		$187,500.00		$—		$—
2.	(+) Deposit in Transit
3.	(-) Outstanding Checks
4.	Other Reconciling Items
5.	Month End Balance per Books		$—		$13,123,414.86		$187,500.00		$—		$—
6.	Number of Last Check Written

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount
		not applicable		not applicable		not applicable		not applicable		not applicable

CHECKS OUTSTANDING		Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount
		not applicable		not applicable		not applicable		not applicable		not applicable

In re: eToys, Inc.	Case No. 01-00706 (MFW) Reporting Period: 09/01/01-09/30/01

MOR-1 Cont'd
BANK RECONCILIATIONS

The debtor in possession must complete the reconciliation below for each bank account including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

A.	Bank:	Wells Fargo		Wells Fargo		Union Bank		Union Bank		Union Bank
B.	Account No.:	****		060-8526315		2869002614		5309028479		2869002754
C.	Purpose (Type):	Cert of Deposit		Credit Card		Time Deposit		Time Deposit		Time Deposit
1.	Balance per Bank Statement		$—		$—		$288,000.00		$—		$—
2.	(+) Deposit in Transit
3.	(-) Outstanding Checks
4.	Other Reconciling Items
5.	Month End Balance per Books		$—		$—		$288,000.00		$—		$—
6.	Number of Last Check Written
**** copy of renewal notice was not available during the preparation of this report

	DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount
		not applicable		not applicable		not applicable		not applicable		not applicable

	CHECKS OUTSTANDING	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount
		not applicable		not applicable		not applicable		not applicable		not applicable

In re: eToys, Inc.	Case No. 01-00706 (MFW) Reporting Period: 09/01/01-09/30/01

MOR-1 Cont'd
BANK RECONCILIATIONS

The debtor in possession must complete the reconciliation below for each bank account including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

A.	Bank:	Union Bank								Total
B.	Account No.:	2869002770
C.	Purpose (Type):	Time Deposit
1.	Balance per Bank Statement		$—							$35,556,424.92
2.	(+) Deposit in Transit									0.00
3.	(-) Outstanding Checks									(618,787.29)
4.	Other Reconciling Items									0.00
5.	Month End Balance per Books		$—		$—		$—		$—	$34,937,637.63
6.	Number of Last Check Written

	DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount
		not applicable		not applicable		not applicable		not applicable

	CHECKS OUTSTANDING	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount
		not applicable		not applicable		not applicable		not applicable

In re: eToys, Inc.

Case No. 01-00706 (MFW)

CASH DISBURSEMENTS
PAYROLL ACCOUNT
September 2001

CHECKNUM	CHECK DATE	NET AMOUNT	NET CHECKS	PAYROLL TAXES	FEES
Fees	9/3/01	159.88			159.88
306411	9/7/01	840.68	840.68
306410	9/7/01	630.72	630.72
306413	9/7/01	430.11	430.11
306412	9/7/01	962.52	962.52
306414	9/7/01	813.85	813.85
Taxes	9/7/01	1,908.70		1,908.70
Fees	9/10/01	155.73			155.73
306416	9/14/01	840.66	840.66
306415	9/14/01	788.40	788.40
306417	9/14/01	467.06	467.06
306418	9/14/01	813.84	813.84
Taxes	9/14/01	1,280.57		1,280.57
Fees	9/17/01	148.53			148.53
Taxes	9/21/01	1,345.86		1,345.86
306419	9/21/01	630.72	630.72
306420	9/21/01	698.20	698.20
306421	9/21/01	549.57	549.57
306422	9/21/01	382.54	382.54
306423	9/21/01	813.83	813.83
Fees	9/24/01	126.63			126.63
Taxes	9/28/01	1,985.16		1,985.16
306424	9/28/01	473.04	473.04
306425	9/28/01	698.19	698.19
306426	9/28/01	1,161.50	1,161.50
306427	9/28/01	467.06	467.06
306428	9/28/01	813.84	813.84

TOTAL DISBURSEMENTS-eToys, Inc.		20,387.39

In re: eToys, Inc.

Case No. 01-00706 (MFW)

CASH DISBURSEMENTS
PAYROLL ACCOUNT
September 2001

CHECKNUM	CHECK DATE	NET AMOUNT	NET CHECKS	PAYROLL TAXES	FEES
Fees	9/3/01	134.90			134.90
605547	9/7/01	512.04	512.04
605548	9/7/01	938.71	938.71
605552	9/7/01	2,935.42	2,935.42
605549	9/7/01	1,005.50	1,005.50
605550	9/7/01	880.29	880.29
605551	9/7/01	762.75	762.75
Taxes	9/7/01	3,816.07		3,816.07
Fees	9/10/01	148.07			148.07
605553	9/14/01	466.23	466.23
605554	9/14/01	429.57	429.57
605558	9/14/01	2,935.42	2,935.42
605555	9/14/01	1,005.49	1,005.49
605556	9/14/01	441.80	441.80
605557	9/14/01	442.91	442.91
Taxes	9/14/01	3,032.11		3,032.11
Fees	9/17/01	128.55			128.55
Taxes	9/21/01	2,969.63		2,969.63
605559	9/21/01	434.60	434.60
605560	9/21/01	471.09	471.09
605561	9/21/01	1,005.49	1,005.49
605562	9/21/01	400.54	400.54
605563	9/21/01	323.57	323.57
605564	9/21/01	2,935.41	2,935.41
Fees	9/24/01	130.11			130.11
Taxes	9/28/01	3,194.74		3,194.74
605565	9/28/01	496.99	496.99
605566	9/28/01	613.26	613.26
605567	9/28/01	1,005.49	1,005.49
605568	9/28/01	470.28	470.28
605569	9/28/01	523.22	523.22
605570	9/28/01	2,935.42	2,935.42

TOTAL DISBURSEMENTS-LLC		37,925.67

TOTAL DISBURSEMENTS		58,313.06	37,647.82	19,532.84	1,132.40

In re: eToys, Inc.

Case No. 01-00706 (MFW)

Cash Disbursements
September 2001

Date	Num	Name	Amount
9/4/01	20321	GOLD, BARRY	783.72
9/4/01	20322	HARTFORD LIFE INSURANCE COMPANIES	156.04
9/4/01	20323	KILROY REALTY, L.P.	—
9/4/01	20324	KILROY REALTY, L.P.	8,200.00
9/4/01	20325	STATE COMPENSATION INSURANCE FUND	1,231.00
9/4/01	20326	PMI	634.05
9/10/01	20327	PANJABI, SATISH	5,868.75
9/10/01	20328	RIGHT CLICK LLC	25.00
9/10/01	20329	ARCHIVE.COM, INC	150.00
9/10/01	20330	MERRILL COMMUNICATIONS LLC	2,004.37
9/10/01	20331	RECALL-INFORMATION MNT	589.25
9/12/01	20332	PETTY CASH	500.00
9/12/01	20333	RUSSELL, JULIE E.	23.05
9/12/01	20334	GOLD, BARRY	1,265.32
9/13/01	20335	YOUNG, BYNNE	712.80
9/14/01	20336	CIGNA BEHAVIORAL HEALTH	1,176.93
9/14/01	20337	COHEN, STEFF	—
9/20/01	20338	RIGHT ON TIME MOVING	2,000.00
9/20/01	20339	PANJABI, SATISH	2,962.50
9/21/01	20340	CALIFORNIA FRANCHISE TAX BOARD	—
9/21/01	20341	PMJ CORPORATION	—
9/21/01	20342	PACIFIC CORPORATE & TITLE SERVICES	100.00
9/24/01	20343	CALIFORNIA FRANCHISE TAX BOARD	1,051.61
9/25/01	20344	BLUE CROSS OF CALIFORNIA	15,932.60
9/25/01	20345	HARTFORD LIFE INSURANCE COMPANIES	173.12
9/25/01	20346	KILROY REALTY, L.P.	4,572.06
9/25/01	20347	YOUNG, BYNNE	1,144.20
9/28/01	20348	BANKRUPTCY MANAGEMENT CORPORATION	72,224.21
9/28/01	20349	MORRIS, NICHOLS, ARSHT & TUNNELL	413,180.78
9/28/01	20350	RICHARD CARTOON, LLC	19,424.60
9/28/01	20351	ACE PARKING MGMT, INC.	520.00
9/28/01	20352	FEDERAL EXPRESS	47.49
9/28/01	20353	VERIZON CALIFORNIA	469.62
9/28/01	20354	VISION SERVICE PLAN	72.45
9/28/01	20355	PMI	308.56

		Subtotal	557,504.08

		ADD: Payroll Disbursements (see attached)	58,313.06

		Total Disbursements	615,817.14

In re Etoys, Inc.

Case No. 01-00706(MFW)

MOR-1 ATTACHMENT
OTHER RECEIPTS
September 2001

Payer	Description	Amount	Date
Skechers	Refund	531.16	9/7/01
Coleman Company, Inc.	A/P overpayment	2,750.00	9/7/01
Roadway Express, Inc.	A/P overpayment	2,320.00	9/7/01
State of Utah	Refund	7,335.85	9/7/01
Cash	Refund	335.00	9/7/01
Retro Rider USA, Inc.	A/P overpayment	894.00	9/13/01
IGOE & Company Inc.	COBRA Refund	14,371.47	9/13/01
IGOE & Company Inc.	COBRA Refund	1,491.64	9/13/01
Nextel	Refund	1,580.58	9/13/01
Cash	Refund	9.58	9/13/01
Paymentech	Refund	600,000.00	9/13/01
Verizon	Refund	203.29	9/28/01
New Bright Industries	A/P overpayment	518.40	9/28/01
Valley Media, Inc.	A/P overpayment	1,043.00	9/28/01

Total		$633,383.97

In re: eToys, Inc.	Case No. 00706 (MFW)

STATEMENT OF OPERATIONS (MOR-2)
March 7 through September 30, 2001 and One Month Ended September 30, 2001
UNAUDITED

	Mar 7 - Sep 30, '01	Sep '01
Ordinary Income/Expense
Income
Liquidation Proceeds
Loss on Disposal of Assets	-27,927,357.20
Refunds Received	15,918.15	0.00
Liquidation Proceeds—Other	612,839.15	49,396.66

Total Liquidation Proceeds	-27,298,599.90	49,396.66

Total Income	-27,298,599.90	49,396.66

Gross Profit	-27,298,599.90	49,396.66
Expense
Advertising	10,845.34
Bank Service Charges	137,682.68	30.00
Dues and Subscriptions	8,404.47
Employee Benefits	321,895.97	2,639.52
Equipment Leases	111,397.78
Insurance	793,377.45
Licenses and Permits	3,348.02
Miscellaneous	14,171.04	-219.58
Moving Expense	9,686.00	2,000.00
Office Relocation Expense	37,333.00
Outside Services	147,241.67	19,285.27
Parking	58,149.47	286.00
Payroll Taxes	75,237.64	1,259.36
Postage and Delivery	7,799.73	251.58
Professional Fees
Accounting	1,593.59
Legal Fees	13,868.94

Total Professional Fees	15,462.53	0.00
Rent	394,736.44	8,200.00
Repairs
Building Repairs	186.06	186.06
Computer Repairs	235,139.02	9,858.72
Equipment Repairs	11,537.01

Total Repairs	246,862.09	10,044.78
Salaries & Wages
Vacation Expense	19,748.25
Salaries & Wages—Other	1,290,974.57	18,537.26

Total Salaries & Wages	1,310,722.82	18,537.26
Sales Tax	25,388.98
Security	763.35
Supplies
Office	8,322.48	650.00
Supplies—Other	337.91

Total Supplies	8,660.39	650.00
Taxes
State	0.00
Taxes—Other	30,861.98	1,051.61

Total Taxes	30,861.98	1,051.61
Telephone
Communications Expense	200,889.35	20,114.94
Telephone—Other	112,948.04	-414.92

Total Telephone	313,837.39	19,700.02

See accompanying Note To Financial Statements	Page 1 of 2

In re: eToys, Inc.	Case No. 00706 (MFW)

STATEMENT OF OPERATIONS (MOR-2)
March 7 through September 30, 2001 and One Month Ended September 30, 2001
UNAUDITED

Travel & Ent
Meals	301.98
Travel	6,090.70
Travel & Ent—Other	30,418.06	1,265.32

Total Travel & Ent	36,810.74	1,265.32
Utilities
Gas and Electric	86.69
Water	-531.16	-531.16

Total Utilities	-444.47	-531.16

Total Expense	4,120,232.50	84,449.98

Net Ordinary Income	-31,418,832.40	-35,053.32
Other Income/Expense
Other Income
Interest Income	513,886.68	109,124.66
Miscellaneous Income	1,624.91

Total Other Income	515,511.59	109,124.66
Other Expense
Reorganization Expenses
Other Reorganization Expenses
Post-Petition Payments
Asset Management	368,640.47
IT Consulting Services	6,732.50
Legal Notices/Publication	48,216.13
Record Storage	910.50	321.25

Total Post-Petition Payments	424,499.60	321.25
Pre-Petition Payments
Employee Reimbursements	6,020.71
Exp Deducted—Sec Dep	6,600.00
Other Critical Vendors	8,588.84
Payroll	540,337.53
Sales & Other Taxes	74,753.07

Total Pre-Petition Payments	636,300.15	0.00
Provision for Restructuring Chg	97,853,000.00

Total Other Reorganization Expenses	98,913,799.75	321.25
Professional Fees	3,431,301.28	321,013.01
U.S. Trustees Fees	14,000.00

Total Reorganization Expenses	102,359,101.03	321,334.26

Total Other Expense	102,359,101.03	321,334.26

Net Other Income	-101,843,589.44	-212,209.60

Net Loss	-133,262,421.84	-247,262.92

See accompanying Note To Financial Statements	Page 2 of 2

In re: eToys, Inc.	Case No. 01-00706 (MFW)

Balance Sheet (MOR-3)
As of September 30, 2001
UNAUDITED

Sep 30, '01
ASSETS
Current Assets
Checking/Savings
101000B—UBOC DIP A/C	161,548.22
101100—UBOC Payroll	1,034.68
101860—UBOC CD	21,176,139.87
101861—UBOC CD	13,123,414.86
105000—Cash on Deposit	288,000.00
107000—UBOC Cert. of Deposit	187,500.00
Total Checking/Savings	34,937,637.63
Other Current Assets
Other Liquidated Debts
122500—Employee Receivables	400.00
129000—A/R Other	607,563.52
152000—Prepaid Marketing	3,546,581.00
152500—Prepaid Maintenance	96,295.93
153000—Prepaid License	83,927.45
159000—Prepaid Other	1,504,854.03
241000—Deposits	416,222.00

Total Other Liquidated Debts	6,255,843.93

Total Other Current Assets	6,255,843.93

Total Current Assets	41,193,481.56
Fixed Assets
FF&E
202000—Office Equipment	1,199,705.47
202500—Furniture & Fixtures	145,297.80
203000—Computer Hardware	6,408,476.32
204500—Off. Equip. Cap Lease	253,846.17
205000—Furn & Fixt Cap Lease	750,518.79
205500—Comp Hdwre Cap Lease	10,719,162.01
212000—A/D Office Equipment	-319,133.93
212500—A/D Furn & Fixtures	-31,543.65
213000—A/D Computer Hardware	-1,544,232.78
214500—A/D Off.Equip. Cap Lse	-106,402.17
215000—A/D F & F Cap Lse	-219,089.28
215500—A/D Comp Hdwr Cap Lse	-5,017,334.09

Total FF&E	12,239,270.66
Leasehold Improvements
201000—Leasehold Improvements	7,401,458.00
211000—Accum. Depr. Lease Imp	-413,074.51

Total Leasehold Improvements	6,988,383.49

Total Fixed Assets	19,227,654.15
Other Assets
I/C Receivables—Post Petition
251000 POST—Due From Dist LLC	-11,472,733.71

Total I/C Receivables—Post Petition	-11,472,733.71
I/C Receivables Pre-Petition
251500—Due From eToys Dist	62,252,413.51
255000—Due From eToys Europe	1,769,504.33

Total I/C Receivables Pre-Petition	64,021,917.84
Intangible Assets
231000—Goodwill	2,596,625.08
231500—Accum. Amort. Goodwill	-1,121,654.00
232000—License Fee	2,565,922.69
232500—Accum. Amort. License	-388,280.31
243000—Debt Issuance Cost	5,003,543.62
243500—Accum Amort Debt Costs	-1,066,386.73
244000—Lease/Loan Orig. Fees	392,545.81
244500—Accum Amort Lease Fees	-43,749.99

Total Intangible Assets	7,938,566.17
Reserve—I/C Receivables	-55,000,000.00
Reserve for Restructuring Chrgs	-23,939,294.95

Total Other Assets	-18,451,544.65

TOTAL ASSETS	41,969,591.06

See accompanying Notes to Financial Statements	Page 1 of 2

In re: eToys, Inc.	Case No. 01-00706 (MFW)

Balance Sheet (MOR-3)
As of September 30, 2001
UNAUDITED

Sep 30, '01
LIABILITIES & EQUITY
Liabilities
Current Liabilities
Post-Petition Liabilities
Accounts Payable	468,061.11
340000—Accrued Prof Fees	1,778,618.42
350000—Deposit Liabilities	22,500.00

Total Post-Petition Liabilities	2,269,179.53
Long Term Liabilities
Liabs Subject to Compromise
Priority Claims
303000P—Gift Certificates	646,521.86
304500P—Employee Benefits	29,570.00
311000P—Taxing Authority	137,259.00
332000P—Employee Comp Liab	218,475.07

Total Priority Claims	1,031,825.93
Secured Claims
351000—Capital Lease Oblgns	9,255,313.94
352000—L-T Notes Payable	1,107,131.33

Total Secured Claims	10,362,445.27
Unsecured Claims
300000—Accounts Payable	21,353,808.61
326000—Agreement	2,583,268.44
327000—Contract	93,805.00
328000—Litigation	51,899.52
331000—Web Affiliate	185,120.00
332000—Employee Comp	615,562.49
335000—Accrued Interest Pyble	2,670,000.75
351000—Equipment Lease	1,666,630.92
353000—Subordinated N/P
353000 A—Subordinated N/P	89,000,000.00
353000 B—Subordinated N/P	61,000,000.00

Total 353000—Subordinated N/P	150,000,000.00

Total Unsecured Claims	179,220,095.73

Total Liabs Subject to Compromise	190,614,366.93

Total Long Term Liabilities	190,614,366.93

Total Equity	-150,913,955.40

TOTAL LIABILITIES & EQUITY	41,969,591.06

See accompanying Notes to Financial Statements	Page 2 of 2

In re: eToys, Inc Debtor	Case No. 01-00706 (MFW) Reporting Period: 09/01/01- 09/30/01

Notes to Unaudited Financial Statements (MOR-2, 3)
As of September 30, 2001
UNAUDITED

NOTE 1—Basis of Presentation

Assets are carried at cost. Amounts anticipated to be realized from the liquidation of the Company's assets are expected to be significantly less than book value. The Company has not been able to definitively determine the amount expected to be realized from the sale of its assets. No adjustment has been made to the cost basis of assets to reflect the lower value.

NOTE 2—Provision For Restructuring and Asset Impairment

Due to the Company's filing for Chapter 11 protection and the determination that there were no ready buyers for the Company, the Company's assets are being sold and the Company will be liquidated. Cash expected to be realized from the liquidation of the Company's assets is expected to be considerably less than cost basis. Accordingly, management has prepared an estimate of net realizable values and charged a provision to statement of operations and established a reserve on the Company's balance sheet. There can be no assurance that this reserve is adequate to cover the losses actually realized upon asset sales.

In re:	eToys, Inc	Case No. 01-00706 (MFW)
	Debtor	Reporting Period: 09/01/01- 09/30/01

MOR-4
STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning tax Liability	Amount withheld or Actual	Amount Paid	Date paid	Check No.	Ending Tax Liability
FEDERAL
Withholding	0.00	3,004.82	3,004.82	9/7, 9/14, 9/21, 9/28	Note 1	0.00
FICA-Employer	0.00	1,259.36	1,259.36	9/7, 9/14, 9/21, 9/28	Note 1	0.00
FICA-Employee	0.00	1,259.36	1,259.36	9/7, 9/14, 9/21, 9/28	Note 1	0.00
Tax Adjustment	0.00	0.00	0.00			0.00
Tax Refund	0.00	0.00	0.00			0.00
Unemployment	0.00	0.00	0.00			0.00
Income	0.00	0.00	0.00			0.00
Other:	0.00	0.00	0.00			0.00
Total Federal Taxes	0.00	5,523.54	5,523.54			0.00
STATE AND LOCAL
Withholding	0.00	996.75	996.75	9/7, 9/14, 9/21, 9/28	Note 1	0.00
Sales	0.00	0.00	0.00			0.00
Excise	0.00	0.00	0.00			0.00
Unemployment	0.00	0.00	0.00			0.00
Real Property	0.00	0.00	0.00			0.00
Personal Property	0.00	0.00	0.00			0.00
Other:	0.00	0.00	0.00			0.00
Total State and Local	0.00	996.75	996.75			0.00
Total taxes	0.00	6,520.29	6,520.29			0.00

Note 1—All payroll taxes are impounded by the independent payroll service on or about the date of each payroll and remitted to the appropriate agencies.

SUMMARY OF UNPAID POSTPETITION DEBTS

    Attach aged listing of accounts payable.

	Number of Days Past Due
	Current	1-30	31-60	61-90	>90	Total
Accounts payable	54,852.54	27,601.19	—	24,358.06	361,249.32	468,061.11
Wages payable
Taxes Payable						—
Rent/Lease-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees						1,606,037.00
Amounts Due to Insiders*
Other: Deposit Liabilities						22,500.00
Other:
Total Postpetition Debts						2,096,598.11

Explain how and when the Debtor intends to pay any past-due postpetition debts.

Debtor has adequate funds available to pay post-petition obligations. However, payments to some vendors have been delayed pending resolution of disputed balances and adjudication of motions for allowance of administrative claims.

* "Insider" is defined in 11 U.S.C. Section 101 (31).

In re: eToys, Inc.	Case No. 01-00706 (MFW) Reporting Period 09/01/01- 09/30/01

MOR-5
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period		$607,963.52

(+) Amounts billed during the period

(-) Amounts collected during the period

(-) Other adjustments

Total Accounts Receivable at the end of the reporting period		$607,963.52

Accounts Receivable Aging
0-30 days old	$

31-60 days old

61-90 days old

91 + days old		607,963.52

Total Accounts Receivable		$607,963.52

Amount considered uncollectible (Bad Debt)

Accounts Receivable (Net)		$607,963.52

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, Provide an explanation below.	X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X

3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

Assets/inventory and/or scrap was sold outside the normal course of business as a result of the company operating in a liquidation process.

In re: eToys, Inc.

Case No. 01-00706 (MFW)

eToys, Inc.
Accounts Payable Aging Report
As of September 30, 2001

	Current	1—30	31—60	61—90	> 90		TOTAL
ACE PARKING MGMT, INC.	0.00	-520.00	0.00	0.00	0.00		-520.00
AMERICAN STOCK EXCHANGE	0.00	0.00	0.00	0.00	24.38		24.38
ARCUS DATA SECURITY	0.00	0.00	0.00	0.00	313.35		313.35
AVAYA	0.00	0.00	0.00	0.00	10,975.41	(1)	10,975.41
BANC ONE LEASING CORPORATION	0.00	0.00	0.00	0.00	52,099.87	(1)	52,099.87
BANKRUPTCY MANAGEMENT CORPORATION	53,246.00	0.00	0.00	0.00	0.00		53,246.00
BLOOMBERG LP	0.00	0.00	0.00	0.00	6,662.70		6,662.70
CHASE MELLON SHAREHOLDER SERVICES	0.00	0.00	0.00	0.00	3,348.02		3,348.02
COMDISCO INC.	0.00	0.00	0.00	0.00	146,955.01	(1)	146,955.01
DE LAGE LANDEN	0.00	0.00	0.00	0.00	28,488.04	(1)	28,488.04
EXODUS	0.00	0.00	0.00	0.00	982.26	(1)	982.26
FEDERAL EXPRESS	204.09	0.00	0.00	0.00	0.00		204.09
GLOBAL CENTER	0.00	0.00	0.00	0.00	68,598.74		68,598.74
IBM CORPORATION	0.00	0.00	0.00	0.00	22,613.80	(1)	22,613.80
KILROY REALTY, L.P.	0.00	0.00	0.00	2,931.81	0.00		2,931.81
LEXIS NEXIS	0.00	0.00	0.00	0.00	478.62		478.62
MARSH RISK & INSURANCE SVCS	0.00	0.00	0.00	0.00	-458.00		-458.00
PACIFIC BELL (SAC)	0.00	0.00	0.00	0.00	187.64		187.64
PANJABI, SATISH	0.00	8,006.25	0.00	0.00	0.00		8,006.25
PBCC	0.00	0.00	0.00	0.00	994.68		994.68
PMI	204.92	0.00	0.00	0.00	0.00		204.92
RECALL-INFORMATION MNT	321.25	0.00	0.00	0.00	0.00		321.25
SOUTH BAY SECURITY	0.00	0.00	0.00	0.00	450.00		450.00
SPIEKER PROPERTIES	0.00	0.00	0.00	0.00	86.69		86.69
SPRINT (ATLANTA)	0.00	0.00	0.00	12,638.85	8.08		12,646.93
SPRINT (PO BOX 79255)	0.00	0.00	0.00	8,787.40	0.00		8,787.40
SPRINT CONFERENCING SERIVCES	781.16	0.00	0.00	0.00	0.00		781.16
VERIZON CALIFORNIA	95.12	20,114.94	0.00	0.00	0.00		20,210.06
VERIZON WIRELESS-LA	0.00	0.00	0.00	0.00	18,350.03	(2)	18,350.03
XEROX CORPORATION	0.00	0.00	0.00	0.00	90.00		90.00

TOTAL	54,852.54	27,601.19	0.00	24,358.06	361,249.32		468,061.11

Notes:

(1)
Lease
(2)
Disputed

  Of the $361,249.32 in the 90 day column, $330,713.13 represents post-petition lease payments which are the subject of on-going negotiations and motions for allowance of an administrative claim. Another $18,350.13 is disputed. The company is working with Verizon to resolve this dispute.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
OFFICE OF THE US TRUSTEE—REGION 3

In re: eToys Distribution LLC	Case No. 01-00707 (MFW) Reporting Period: 09/01/01-09/30/01

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

    Submit copy of report to any official committee appointed in the case

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	X
Copies of bank statements		X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period			X
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable		X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

    I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date
Signature of Joint Debtor	Date
/s/ BARRY GOLD Signature of Authorized Individual	Date
BARRY GOLD Printed Name of Authorized Individual	Title of Authorized Individual

    *Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: eToys Distribution LLC	Case No. 01-00707 (MFW)

    Attachment to Monthly Operating Report (MOR cover page):

  All payroll taxes are impounded by the independent payroll service therefore payment receipt is not applicable.

  There was no tax return filed during the period. Tax return filing extension requests were filed for all necessary Federal and State tax returns for the fiscal year ended March 31, 2001. Payroll and sales tax returns are prepared on a quarterly basis and submitted to respective government agency within thirty days after the end of each quarter.

In re:	eToys Distribution LLC	Case No. 01-00707 MFW
	Debtor	Reporting Period 09/01/01-09/30/01

MOR-1
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH-ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM- IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for the cash account.

	UBOC Pre-petition	BofA Acct No. 1459-2-08325	Union Bank Acct No. 2180039778	Total
CASH BEGINNING OF MONTH	0.00	0.00	87,610.04	87,610.04
CASH SALES				0.00
ACCOUNTS RECEIVABLE				0.00
LOANS AND ADVANCES				0.00
SALE OF ASSETS				0.00
DUE FROM LLC				0.00
OTHER (attach list)				0.00
TRANSFERS—SWEEP ACCOUNT				0.00
TRANSFERS FROM eTOYS INC CD				0.00
TRANSFERS FROM PRE-PETITION				0.00
TRANSFERS FROM eTOYS INC DIP			350,000.00	350,000.00
INTEREST				0.00
TOTAL RECEIPTS	0.00	0.00	350,000.00	350,000.00
DISBURSEMENTS
NET PAYROLL				0.00
PAYROLL TAXES				0.00
SALES,USE,& OTHER TAXES				0.00
INVENTORY PURCHASES				0.00
SECURED/RENT/LEASES			(342,381.43)	(342,381.43)
INSURANCE				0.00
ADMINISTRATIVE			(67,576.79)	(67,576.79)
SELLING				0.00
OTHER (attach list)				0.00
PRE-PETITION EXPENSES *				0.00
OWNER DRAW				0.00
TRANSFERS				0.00
Transfer to eToys Inc. DIP				0.00
Transfer to PR				0.00
Transfer to CD				0.00
Due to LLC				0.00
Transfer to Pre-petition				0.00
PROFESSIONAL FEES				0.00
U.S. TRUSTEE QUARTERLY FEES				0.00
COURT COSTS				0.00
TOTAL DISBURSEMENTS	0.00	0.00	(409,958.22)	(409,958.22)
NET CASH FLOW	0.00	0.00	(59,958.22)	(59,958.22)
CASH END OF MONTH	0.00	0.00	27,651.82	27,651.82

*PAYMENTS MADE TO CRITICAL VENDORS AND EMPLOYEE REIMBURSEMENTS PURSUANT TO FIRST DAY ORDER

THE FOLLOWING SECTION MUST BE COMPLETED

TOTAL DISBURSEMENTS		409,958.22
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS		0.00
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		409,958.22

Note: All payroll disbursements of eToys Distribution LLC were paid by eToys, Inc. and included in Etoys Inc. MOR-1.

In re:	eToys Distribution LLC	Case No. 01-00707 (MFW)
	Debtor	Reporting Period 09/01/01-09/30/01

BANK RECONCILIATIONS
Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page

	Union Bank of Cal. 2180039778	Bank of America 1459-2-08325
BALANCE PER BOOKS	$27,651.82	$—
BANK BALANCE	$175,574.49	$—
(+) DEPOSITS IN TRANSIT (attach list)	—	0.00
(-) OUTSTANDING CHECKS (attach list)	(147,922.67)	0.00
OTHER (attach list)
ADJUSTED BANK BALANCE	$27,651.82	$—

*
Adjusted bank balance must equal balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount
	None		None

CHECKS OUTSTANDING	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount
	30212	57.63	None
	30215	65.04
	30216	2,800.00
	30217	145,000.00

Total Outstanding Checks		$147,922.67
OTHER

In re: eToys Distribution LLC	Case No. 01-00707 (MFW)

CASH DISBURSEMENTS
September 2001

Date	Check Number	Name	Amount
9/4/01	30199	CROWN LIFT TRUCKS	2,592.00
9/4/01	30200	SCRUGGS, KENNY	359.17
9/4/01	30201	DEBBIE'S STAFFING	2,704.32
9/4/01	30202	DOMINION VIRGINIA POWER	37,313.16
9/4/01	30203	NATIONWIDE GUARD SERVICES	3,136.00
9/4/01	30204	DEBBIE'S STAFFING	2,704.32
9/4/01	30205	NG LAND, LLC	145,000.00
9/10/01	30206	TREASURER OF VIRGINIA	50.00
9/10/01	30207	ABH Staffing, Inc.	5,625.00
9/10/01	30208	BURNS INTERNATIONAL SEC. SVCS	4,204.97
9/10/01	30209	NATIONWIDE GUARD SERVICES	2,848.13
9/10/01	30210	PITTSYLVANIA COUNTY SERVICE AUTHORITY	304.55
9/13/01	30211	SHAPIRO LIVING TRUST	20,000.00
9/20/01	30212	STITES, DEBRA	57.63
9/21/01	30213	DNJ CAPITAL PARTNERS, LLC	32,381.43
9/24/01	30214	ABH Staffing, Inc.	2,812.50
9/28/01	30215	EDWARDS, WINSTON	65.04
9/28/01	30216	KART CENTER	2,800.00
9/28/01	30217	NG LAND, LLC	145,000.00

		TOTAL DISBURSEMENTS	$409,958.22

In re: eToys Distribution LLC	Case No. 01-00707 (MFW)

STATEMENT OF OPERATIONS (MOR-2)

March 7 through September 30, 2001 and One Month Ended September 30, 2001

UNAUDITED

	Mar 7-Sep 30, '01		Sep 30, '01
Ordinary Income/Expense
Income
Liquidation Proceeds
Loss on Disposal of Assets	-$	38,308,708.11	$0.00
Other Income		838.20
Refunds Received		3,150.32	2,320.00
Liquidation Proceeds—Other		2,635,144.32

Total Liquidation Proceeds		-35,669,575.27	2,320.00

Total Income		-35,669,575.27	2,320.00
Cost of Goods Sold
Cost of Goods Sold		2,044,470.55

Total COGS		2,044,470.55	0.00

Gross Profit		-37,714,045.82	2,320.00
Expense
Automobile Expense		715.53
Dues and Subscriptions		22.56
Employee Benefits		0.00
Equipment Leases		379,528.31	32,381.43
Equipment Rental		8,580.20
Freight		274,576.82
Miscellaneous		1,279.71
Moving Expense		12,050.00
Outside Services		3,401.88	541.63
Payroll taxes		104,379.44	1,593.38
Postage and Delivery		11,448.41	31.60
Printing and Reproduction		33.44	33.44
Rent		2,292,306.50	145,000.00
Repairs
Computer Repairs		14,599.28
Equipment Repairs		3,855.91

Total Repairs		18,455.19	0.00
Salaries & Wages
Vacation Expense		31,316.57
Salaries & Wages—Other		1,298,745.67	35,790.66

Total Salaries & Wages		1,330,062.24	35,790.66
Security		128,149.24
Supplies
Office		162.40
Supplies—Other		33,417.58	35.20

Total Supplies		33,579.98	35.20
Taxes		11,743.15	-7,335.85
Telephone
Communications Expense		2,718.45
Telephone—Other		52,754.79	37.50

Total Telephone		55,473.24	37.50
Temporary Help		96,639.76	8,437.50
Travel & Ent
Travel		2,178.82
Travel & Ent—Other		562.34

Total Travel & Ent		2,741.16	0.00
See accompanying Note To Financial Statements	Page 1 of 2

In re: eToys Distribution LLC	Case No. 01-00707 (MFW)

STATEMENT OF OPERATIONS (MOR-2)

March 7 through September 30, 2001 and One Month Ended September 30, 2001

UNAUDITED

	Mar 7-Sep 30, '01		Sep 30, '01
Utilities
Gas and Electric		208,797.65
Water & Trash		2,591.82		564.00
Utilities—Other		24,464.40

Total Utilities		235,853.87		564.00

Total Expense		5,001,020.63		217,110.49

Net Ordinary Income		-42,715,066.45		-214,790.49
Other Income/Expense
Other Income
Interest Income		5,734.49
Other Income		734.65

Total Other Income		6,469.14		0.00
Other Expense
Reorganization Expenses
Other Reorganization Expenses
Asset Management		64,830.80
CLI Liquidation Expenses		100,389.50		22,800.00
Pre-Petition Payments
Employee Reimbursements		7,780.08
Exp Charged—Sec Dep		1,052,398.00
Other Critical Vendors		27,523.51

Total Pre-Petition Payments		1,087,701.59		0.00
Provision for Restructuring Chg		54,251,000.00

Total Other Reorganization Expenses		55,503,921.89		22,800.00
U.S. Trustees Fees		8,750.00

Total Reorganization Expenses		55,512,671.89		22,800.00

Total Other Expense		55,512,671.89		22,800.00

Net Other Income		-55,506,202.75		-22,800.00

Net Loss	-$	98,221,269.20	-$	237,590.49

See accompanying Note To Financial Statements	Page 2 of 2

In re: eToys Distribution LLC	Case No. 01-00707 (MFW)

Balance Sheet (MOR-3)
As of September 30, 2001
UNAUDITED

Sep 30, '01
ASSETS
Current Assets
Checking/Savings
102000—UBOC DIP ACCOUNT	$27,651.82

Total Checking/Savings	27,651.82
Other Current Assets
Inventory
131000—Inventory	1,628,239.72

Total Inventory	1,628,239.72
Other Liquidated Debts
122500—Employee Receivables	10,919.59
129000—A/R Other	4,635.04
155000—A/P Debit Balances	283,821.61

Total Other Liquidated Debts	299,376.24

Total Other Current Assets	1,927,615.96

Total Current Assets	1,955,267.78
Fixed Assets
Machinery & Equipment
201000—Leasehold Improvements	30,698,429.04
201500—Heavy Equipment	2,511,662.88
204000—Heavy Equip Cap Lse	10,069,284.07
211000—A/D Leasehold Impr	-860,480.96
211500—A/D Heavy Equipment	-80,326.78
214000—A/D Heavy Eq Cap Lse	-326,090.20

Total Machinery & Equipment	42,012,478.05
Office Equipment & Furnishings
202000—Office Equipment	2,220,343.57
202500—Furniture & Fixtures	1,776,903.22
203000—Computer Hardware	1,813,253.39
204500—Off Equip Cap Lse	3,169,392.68
205000—Furn & Fix Cap Lse	1,669,178.61
205500—Comp Hardware Cap Lse	3,537,520.06
212000—A/D Office Equipment	-556,698.19
212500—A/D Furn & Fixtures	-138,786.70
213000—A/D Computer Hardware	-435,952.39
214500—A/D off Equip Cap Lse	-263,968.32
215000—A/D Furn & Fix Cap Lse	-122,973.58
215500—Comp Hdwre Cap Lse	-781,790.45

Total Office Equipment & Furnishings	11,886,421.90
Vehicles
201800—Vehicle Equipment	63,697.11
206500—Vehicle—Cap Lease	866,408.64
211800—A/D Vehicle Equipment	-961.26
216500—A/D Vehicle Cap Lease	-53,721.25

Total Vehicles	875,423.24

Total Fixed Assets	54,774,323.19
Other Assets
Intangible Assets
244000—Lease/Loan Orig Fee	241,894.63
244500—Accum Amort Loan Fees	-46,627.37

See accompanying notes to Financial Statements	Page 1 of 2

In re: eToys Distribution LLC	Case No. 01-00707 (MFW)

Balance Sheet (MOR-3)
As of September 30, 2001
UNAUDITED

Total Intangible Assets	195,267.26
Reserve for Restructuring	-54,014,579.42
241000—Other Security Deposit	973,360.57

Total Other Assets	-52,845,951.59

TOTAL ASSETS	$3,883,639.38

LIABILITIES & EQUITY
Liabilities
Current Liabilities
Post-Petition Liabilities
Accounts Payable	$227,296.87
ESPP Liab	-301.32
I/C Due to eToys, Inc.	-11,472,733.71
Other Payroll Withholdings	137.31
Vacation Accrual	31,316.57

Total Post-Petition Liabilities	-11,214,284.28
Long Term Liabilities
Liabs Subject to Compromise
Priority Claims
311000—Sales and Use Taxes	2,503,620.11
332000P—Emp Claims Priority	162,969.44

Total Priority Claims	2,666,589.55
Secured Claims
351000—Capital Lease Oblgtns	11,431,105.14
352000—L-T Notes Payable	11,939,562.59

Total Secured Claims	23,370,667.73
Unsecured Claims
301000—Accounts Payable	48,138,156.67
303500—Equipment Lease	27,443.24
332000U—Emp. Claims Unsecured	315,417.43
I/C—Due to eToys, Inc.	65,413,313.98

Total Unsecured Claims	113,894,331.32

Total Liabs Subject to Compromise	139,931,588.60

Total Long Term Liabilities	139,931,588.60

Total Liabilities	128,717,304.32

Total Equity	-124,833,664.94

TOTAL LIABILITIES & EQUITY	$3,883,639.38

See accompanying notes to Financial Statements.	Page 2 of 2

In re: eToys Distribution LLC Debtor	Case No. 01-00707 (MFW) Reporting Period: 9/1/01-9/30/01

Notes to Unaudited Financial Statements (MOR-2, 3)
As of September 30, 2001
UNAUDITED

NOTE 1—Basis of Presentation

Assets are carried at cost. Amounts anticipated to be realized from the liquidation of the Company's assets are expected to be significantly less than book value. The Company has not been able to definitively determine the amount expected to be realized from the sale of its assets. No adjustment has been made to the cost basis of assets to reflect the lower value.

NOTE 2—Provision For Restructuring and Asset Impairment

Due to the Company's filing for Chapter 11 protection and the determination that there were no ready buyers for the Company, the Company's assets are being sold and the Company will be liquidated. Cash expected to be realized from the liquidation of the Company's assets is expected to be considerably less than cost basis. Accordingly, management has prepared an estimate of net realizable values and charged a provision to statement of operations and established a reserve on the Company's balance sheet. There can be no assurance that this reserve is adequate to cover the losses actually realized upon asset sales.

In re:	eToys Distribution LLC	Case No. 01- 00707 (MFW)
	Debtor	Reporting Period: 09/01/01- 09/30/01

MOR-4
STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning tax Liability	Amount withheld or Actual	Amount Paid	Date paid	Check No.	Ending Tax Liability
FEDERAL
Withholding	0.00	7,606.44	7,606.44	9/7, 9/14, 9/21, 9/28	Note 1	0.00
FICA-Employee	0.00	1,593.38	1,593.38	9/7, 9/14, 9/21, 9/28	Note 1	0.00
FICA-Employer	0.00	1,593.38	1,593.38	9/7, 9/14, 9/21, 9/28	Note 1	0.00
Tax Rate Adjustment	0.00	0.00	0.00			0.00
Unemployment	0.00	0.00	0.00			0.00
Income	0.00	0.00				0.00
Other:	0.00	0.00				0.00
Total Federal Taxes	0.00	10,793.20	10,793.20			0.00
STATE AND LOCAL
Withholding	0.00	2,219.35	2,219.35	9/7, 9/14, 9/21, 9/28	Note 1	0.00
Sales	0.00	0.00	0.00			0.00
Excise	0.00	0.00	0.00			0.00
Unemployment	0.00	0.00	0.00			0.00
Real Property	0.00	0.00	0.00			0.00
Personal Property	0.00	0.00	0.00			0.00
Other:	0.00	0.00	0.00			0.00
Total State and Local	0.00	2,219.35	2,219.35			0.00
Total taxes	0.00	13,012.55	13,012.55			0.00

    Note 1—All payroll taxes are impounded by the independent payroll service on or about the date of each payroll and remitted to the appropriate agencies

SUMMARY OF UNPAID POSTPETITION DEBTS

    Attach aged listing of accounts payable.

	Number of Days Past Due
	Current	1-30	31-60	61-90	>90	Total
Accounts payable	564.00	15.07	(718.27)	814.14	226,621.93	227,296.87
Wages payable
Taxes Payable
Rent/Lease-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other: Vacation Accrual						31,316.57
Other: Post Petition Liabilities						(164.01)
Total Postpetition Debts						258,449.43

    Explain how and when the Debtor intends to pay any past-due postpetition debts.

    Debtor has adequate funds to pay post-petition obligations. However, payments to some vendors have been delayed pending resolution of disputed balance and adjudication of motions for allowance of administrative claims.

* "Insider" is defined in 11 U.S.C. Section 101 (31).

In re:	eToys Distribution LLC	Case No. 01-00707 (MFW)
	Debtor	09/01/01-09/30/01

MOR-5
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$541,002.22
(+) Amounts billed during the period
(-) Amounts collected during the period (Note 1)	$5,205.40
Total Accounts Receivable at the end of the reporting period	$535,796.82

Accounts Receivable Aging	Amount
0-30 days old
31-60 days old	$—
61-90 days old	$—
91 + days old	$535,796.82
Total Accounts Receivable	$535,796.82
Amount considered uncollectible (Bad Debt)	—
Accounts Receivable (Net)	$535,796.82

DEBTOR QUESTIONNAIRE

Must be completed each month		YES	NO
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, Provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers comensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

Note 1—Accounts receivable amounts collected during September 2001 were deposited in a bank account of eToys, Inc. (Case No. 01-00706) and, accordingly, are reflected on that Debtor's MOR-1 Schedule of Cash Receipts and Disbursements.

In re: eToys Distribution LLC	Case No. 01-00707 (MFW)

eToys Distribution LLC
Accounts Payable Aging Report
As of September 30, 2001

	Current	1-30	31-60	61-90	>90		TOTAL
ADELPHIA	0.00	0.00	0.00	0.00	3.06		3.06
ASCOM HASLER LEASING	0.00	0.00	0.00	0.00	585.04		585.04
AT&T	0.00	15.07	0.00	0.00	0.00		15.07
BTI	0.00	0.00	0.00	0.00	4,076.97		4,076.97
CITY OF ONTARIO UTILITY DEPARTMENT	0.00	0.00	-718.27	718.27	0.00		0.00
FIRST PIEDMONT	564.00	0.00	0.00	0.00	0.00		564.00
HIGHLAND PAGING, INC.	0.00	0.00	0.00	0.00	461.13		461.13
HOMESTEAD MATERIALS HANDLING	0.00	0.00	0.00	0.00	3,018.89	(1)	3,018.89
IBM CORPORATION	0.00	0.00	0.00	0.00	149,189.38	(1)	149,189.38
LEASING TECHNOLOGIES INT'L, INC.	0.00	0.00	0.00	0.00	39,190.00	(1)	39,190.00
PACIFIC BELL	0.00	0.00	0.00	0.00	382.97		382.97
RAYMOND LEASING CORPORTATION	0.00	0.00	0.00	0.00	27,958.79	(1)	27,958.79
RUSSELL A. FARROW LTD	0.00	0.00	0.00	0.00	265.50		265.50
VERIZON—PO BOX 17398	0.00	0.00	0.00	43.14	0.00		43.14
VERIZON—PO BOX 17577	0.00	0.00	0.00	52.73	0.00		52.73
XEROX CORPORATION	0.00	0.00	0.00	0.00	1,490.20	(1)	1,490.20

TOTAL	564.00	15.07	-718.27	814.14	226,621.93		227,296.87

Notes:

(1)
Lease—Of the $226,621.93 in the > 90 day column, $220,847.26 represents post-petition lease payments which are the subject of ongoing negotiations and motions for allowance of administrative claims.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: eKids, Inc.	Case No. 01-00708 (MFW) Reporting Period: 09/01/01-09/30/01

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

    Submit copy of report to any official committee appointed in the case

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Not Applicable
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	Not Applicable
Copies of bank statements		Not Applicable
Cash disbursements journals		Not Applicable
Statement of Operations	MOR-2	Not Applicable
Balance Sheet	MOR-3	Not Applicable
Status of Postpetition Taxes	MOR-4	Not Applicable
Copies of IRS Form 6123 or payment receipt		Not Applicable
Copies of tax returns filed during reporting period		Not Applicable
Summary of Unpaid Postpetition Debts	MOR-4	Not Applicable
Listing of aged accounts payable		Not Applicable
Accounts Receivable Reconciliation and Aging	MOR-5	Not Applicable
Debtor Questionnaire	MOR-5	Not Applicable

    I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date
Signature of Joint Debtor	Date
/s/ BARRY GOLD Signature of Authorized Individual	Date
BARRY GOLD Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

eKids, Inc., debtor herein, is a holding company formed to hold certain intellectual property assets. As reflected on the Schedules of Assets and Liabilities filed with the Bankruptcy Court, Debtor has no checking accounts, no accounts receivable and the intellectual property assets which were to be held by Debtor were never transferred to Debtor nor recorded on its books and records. The Debtor is a non-operating entity, and therefore, all documents required by the Office of the united States Trustee for its Monthly Operating Report are not applicable and have been marked accordingly.

In re:	eKids, Inc.	Case No. 01-00708 (MFW)
	Debtor	Reporting Period 09/01/01-09/30/01

MOR-1
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH-ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM-IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for the cash account.

				Total
CASH BEGINNING OF MONTH	NOT APPLICABLE			0.00
CASH SALES				0.00
ACCOUNTS RECEIVABLE				0.00
LOANS AND ADVANCES				0.00
SALE OF ASSETS				0.00
DUE FROM LLC				0.00
OTHER (attach list)				0.00
TRANSFERS—SWEEP ACCOUNT				0.00
TRANSFERS—UK				0.00
TRANSFERS FROM PRE-PETITION				0.00
TRANSFERS FROM eTOYS INC DIP				0.00
INTEREST				0.00
TOTAL RECEIPTS				0.00
DISBURSEMENTS
NET PAYROLL				0.00
PAYROLL TAXES				0.00
SALES,USE,& OTHER TAXES				0.00
INVENTORY PURCHASES				0.00
SECURED/RENT/LEASES				0.00
INSURANCE				0.00
ADMINISTRATIVE				0.00
SELLING				0.00
OTHER (attach list)				0.00
PRE-PETITION EXPENSES				0.00
OWNER DRAW				0.00
TRANSFERS				0.00
Transfer to eToys Inc. DIP				0.00
Transfer to PR				0.00
Transfer to CD				0.00
Due to LLC				0.00
Transfer to Pre-petition				0.00
PROFESSIONAL FEES				0.00
U.S. TRUSTEE QUARTERLY FEES				0.00
COURT COSTS				0.00
TOTAL DISBURSEMENTS				0.00
NET CASH FLOW	0.00	0.00	0.00	0.00
CASH END OF MONTH		0.00	0.00	0.00

THE FOLLOWING SECTION MUST BE COMPLETED

TOTAL DISBURSEMENTS		0.00
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS		0.00
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		0.00

In re:	eKids, Inc.	Case No. 01-00708 (MFW)
	Debtor	Reporting Period 09/01/01-09/30/01

BANK RECONCILIATIONS

    Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page

NOT APPLICABLE
BALANCE PER BOOKS
BANK BALANCE

(+) DEPOSITS IN TRANSIT (attach list)

(-) OUTSTANDING CHECKS (attach list)

OTHER (attach list)

ADJUSTED BANK BALANCE

*
Adjusted bank balance must equal balance per books

DEPOSITS IN TRANSIT	Date Amount	Date Amount	Date Amount	Date Amount
	None	None

CHECKS OUTSTANDING	Ck# Amount	Ck# Amount	Ck# Amount	Ck# Amount

Total Outstanding Checks	$—

OTHER

In re:	eKids, Inc.	Case No. 01-00708 (MFW)
	Debtor	Reporting Period 09/01/01-09/30/01

MOR-2
STATEMENT OF OPERATIONS
(Income Statement)

NOT APPLICABLE

    The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid

	MONTH	FILING TO DATE
REVENUES
Gross Revenues	$	$
Less: Returns and Allowances
Net Revenue	$	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSE
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation [as defined in 11 U.S.C. Section 101(31)]
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes-payroll
Taxes-Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expense Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Other Income & Expenses
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) before Reorganization Items
Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see cont. sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit (Loss)	$	$

In re:	eKids, Inc.	Case No. 01-00708 (MFW)
	Debtor	Reporting Period 09/01/01-09/30/01

MOR-2 continued
STATEMENT OF OPERATIONS

NOT APPLICABLE

BREAKDOWN OF OTHER CATEGORY	MONTH	FILING TO DATE

OTHER COSTS

OTHER OPERATIONAL EXPENSES

OTHER INCOME

OTHER EXPENSES

OTHER REORGANIZATION EXPENSES

Reorganization Items-interest Earned on Accumulated Cash From Chapter 11
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned bur for the Bankruptcy proceeding, should be reported as a reorganization item.

In re:	eKids, Inc.	Case No. 01-00708 (MFW)
	Debtor	Reporting Period 09/01/01-09/30/01

MOR-3
BALANCE SHEET

    NOT APPLICABLE

ASSETS	MONTH September 30, 2001	MONTH
Cash (Unrestricted)	NOT APPLICABLE

Cash (restricted)

Accounts Receivable (net)

Inventory

Notes Receivable

Prepaid Expenses

Other (Attach List)

Total Current Assets

Real Property & Improvements

Machinery & Equipment

Furniture, Fixtures & Office Equipment

Vehicles

Leasehold Improvements

Less: Accumulated Deprec/Depletion

Total Property, Plant & Equipment

Liabilities not subject to compromise (Postpetition Liabilities)

Accounts payable

Taxes Payable

Notes payable

Professional Fees

Secured Debt

Due to Affiliates & Insiders

Other (Attach List)

Total postpetition Liabilities

Liabilities subject to compromise (Postpetition Liabilities)

Secured Debt-Per Plan

Priority Debt-Per Plan

Unsecured Debt-Per Plan

Other (Attach List)-Per Plan

Total Prepetition Liabilities

Total Liabilities

Equity

Common Stock

Retained Earnings (Deficit)

Total Equity (Deficit)

Total Liabilities & Owner's Equity

In re:	eKids, Inc.	Case No. 01-00708 (MFW)
	Debtor	Reporting Period 09/01/01-09/30/01

MOR-3 continued
BALANCE SHEET

NOT APPLICABLE

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE

Other Current Assets

NOT APPLICABLE

Other Assets

LIABILITIES AND DOWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE

Adjustments to Owner Equity

Postpetitions Contributions Distributions (Draws)

Restricted cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

In re:	eKids, Inc.	Case No. 01-00708 (MFW)
	Debtor	Reporting Period 09/01/01-09/30/01

MOR-4
STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning tax Liability	Amount with held or Actual	Amount Paid	Date paid	Check No.	Ending Tax Liability
FEDERAL
Withholding	NOT APPLICABLE
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes
STATE AND LOCAL
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total taxes

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

Number of Days Past Due
	Current	1-30	31-60	61-90	over 90	Total
Accounts payable	NOT APPLICABLE
Wages payable
Taxes Payable
Rent/Lease-Equipment
Secured Debt/Adequate Protection Pymnts
Professional Fees
Amounts Due to Insiders*
Other: Deposit Liabilities
Other:
Other: Vacation Accrual
Total Postpetition Debts

Explain how and when the Debtor intends to pay any past-due postpetition debts.

* "Insider" is defined in 11 U.S.C. Section 101 (31).

In re: eKids, Inc.	Case No. 01-00708 (MFW) Reporting Period: 09/01/01—09/30/01

MOR-5
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
(NOT APPLICABLE)

Accounts Receivable Reconciliation	Prior Periods	Current Period	Cumulative
Total Accounts Receivable at the beginning of the reporting period
(+) Amounts billed during the period
(-) Amounts collected during the period
Total Accounts Receivable at the end of the reporting period
Accounts Receivable Aging
0-30 days old
31-60 days old
61-90 days old
91 + days old
Total Accounts Receivable
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)
DEBTOR QUESTIONNAIRE (Not Applicable)
Must be completed each month	Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, Provide an explanation below.
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: PMJ Corporation	Case No. 01-00709 (MFW) Reporting Period: 09/01/01-09/30/01

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

    Submit copy of report to any official committee appointed in the case

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Not Applicable
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	Not Applicable
Copies of bank statements		Not Applicable
Cash disbursements journals		Not Applicable
Statement of Operations	MOR-2	Not Applicable
Balance Sheet	MOR-3	Not Applicable
Status of Postpetition Taxes	MOR-4	Not Applicable
Copies of IRS Form 6123 or payment receipt		Not Applicable
Copies of tax returns filed during reporting period		Not Applicable
Summary of Unpaid Postpetition Debts	MOR-4	Not Applicable
Listing of aged accounts payable		Not Applicable
Accounts Receivable Reconciliation and Aging	MOR-5	Not Applicable
Debtor Questionnaire	MOR-5	Not Applicable

    I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date
Signature of Joint Debtor	Date
/s/ BARRY GOLD Signature of Authorized Individual	Date
BARRY GOLD Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

PMJ Corporation, debtor herein, is a holding company formed to hold certain intellectual property assets. As reflected on the Schedules of Assets and Liabilities filed with the Bankruptcy Court, Debtor has no checking accounts, no accounts receivable and the intellectual property assets which were to be held by Debtor were never transferred to Debtor nor recorded on its books and records. The Debtor is a non-operating entity, and therefore, all documents required by the Office of the united States Trustee for its Monthly Operating Report are not applicable and have been marked accordingly.

In re:	PMJ Corporation	Case No. 01-0709 (MFW)
	Debtor	Reporting Period 09/01/01-09/30/01

MOR-1
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH-ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM-IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for the cash account.

				Total

CASH BEGINNING OF MONTH	NOT APPLICABLE			0.00

CASH SALES				0.00
ACCOUNTS RECEIVABLE				0.00
LOANS AND ADVANCES				0.00
SALE OF ASSETS				0.00
DUE FROM LLC				0.00
OTHER (attach list)				0.00
TRANSFERS — SWEEP ACCOUNT				0.00
TRANSFERS — UK				0.00
TRANSFERS FROM PRE-PETITION				0.00
TRANSFERS FROM eTOYS INC DIP				0.00
INTEREST				0.00
TOTAL RECEIPTS				0.00

DISBURSEMENTS
NET PAYROLL				0.00
PAYROLL TAXES				0.00
SALES,USE,& OTHER TAXES				0.00
INVENTORY PURCHASES				0.00
SECURED/RENT/LEASES				0.00
INSURANCE				0.00
ADMINISTRATIVE				0.00
SELLING				0.00
OTHER (attach list)				0.00
PRE-PETITION EXPENSES				0.00
OWNER DRAW				0.00
TRANSFERS				0.00
Transfer to eToys Inc. DIP				0.00
Transfer to PR				0.00
Transfer to CD				0.00
Due to LLC				0.00
Transfer to Pre-petition				0.00
PROFESSIONAL FEES				0.00
U.S. TRUSTEE QUARTERLY FEES				0.00
COURT COSTS				0.00
TOTAL DISBURSEMENTS				0.00

NET CASH FLOW	0.00	0.00	0.00	0.00

CASH END OF MONTH		0.00	0.00	0.00

THE FOLLOWING SECTION MUST BE COMPLETED
TOTAL DISBURSEMENTS		0.00
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS		0.00
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		0.00

In re:	PMJ Corporation	Case No. 01-00709 (MFW)
	Debtor	Reporting Period 09/01/01-09/30/01

BANK RECONCILIATIONS
Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page

NOT APPLICABLE
BALANCE PER BOOKS
BANK BALANCE
(+) DEPOSITS IN TRANSIT (attach list)
(-) OUTSTANDING CHECKS (attach list)
OTHER (attach list)
ADJUSTED BANK BALANCE

    * Adjusted bank balance must equal balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount

Total Outstanding Checks		$—

OTHER

In re:	PMJ Corporation	Case No. 01-00709 (MFW)
	Debtor	Reporting Period 09/01/01-09/30/01

MOR-2
STATEMENT OF OPERATIONS
(Income Statement)

NOT APPLICABLE

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid

REVENUES	MONTH	FILING TO DATE
Gross Revenues	$	$
Less: Returns and Allowances
Net Revenue	$	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSE
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation [as defined in 11 U.S.C. Section 101(31)]
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes-payroll
Taxes-Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expense Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Other Income & Expenses
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) before Reorganization Items

Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see cont. sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit (Loss)	$	$

In re:	PMJ Corporation	Case No. 01-00709 (MFW)
	Debtor	Reporting Period 09/01/01-09/30/01

MOR-2 continued
STATEMENT OF OPERATIONS

NOT APPLICABLE

BREAKDOWN OF OTHER CATEGORY	MONTH	FILING TO DATE
OTHER COSTS

OTHER OPERATIONAL EXPENSES

OTHER INCOME

OTHER EXPENSES

OTHER REORGANIZATION EXPENSES

    Reorganization Items-Interest Earned on Accumulated Cash From Chapter 11

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the Bankruptcy proceeding, should be reported as a reorganization item.

In re:	PMJ Corporation	Case No. 01-00709 (MFW)
	Debtor	Reporting Period 09/01/01-09/30/01

MOR-3
BALANCE SHEET

NOT APPLICABLE

ASSETS	MONTH	MONTH
September 30, 2001
Cash (Unrestricted)	NOT APPLICABLE
Cash (Restricted)
Accounts Receivable (net)
Inventory
Notes Receivable
Prepaid Expenses
Other (Attach List)
Total Current Assets
Real Property & Improvements
Machinery & Equipment
Furniture, Fixtures & Office Equipment
Vehicles
Leasehold Improvements
Less: Accumulated Deprec/Depletion
Total Property, Plant & Equipment
Liabilities not subject to compromise (Postpetition Liabilities)
Accounts payable
Taxes Payable
Notes payable
Professional Fees
Secured Debt
Due to Affiliates & Insiders
Other (Attach List)
Total postpetition Liabilities
Liabilities subject to compromise (Postpetition Liabilities)
Secured Debt-Per Plan
Priority Debt-Per Plan
Unsecured Debt-Per Plan
Other (Attach List)-Per Plan
Total Prepetition Liabilities
Total Liabilities
Equity
Common Stock
Retained Earnings (Deficit)
Total Equity (Deficit)
Total Liabilities & Owner's Equity

In re:	PMJ Corporation	Case No. 01-00709 (MFW)
	Debtor	Reporting Period 09/01/01-09/30/01

MOR-3 continued
BALANCE SHEET

NOT APPLICABLE

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets
NOT APPLICABLE

Other Assets

Liabilities and Downer Equity	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE

Adjustments to Owner Equity

Postpetitions Contributions Distributions (Draws)

Restricted cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

In re:	PMJ Corporation	Case No. 01-00709 (MFW)
	Debtor	Reporting Period 09/01/01-09/30/01

MOR-4
STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

FEDERAL	Beginning tax Liability	Amount with held or Actual	Amount Paid	Date paid	Check No.	Ending Tax Liability
Withholding	NOT APPLICABLE
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes
STATE AND LOCAL
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total taxes

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

Number of Days Past Due
	Current	1-30	31-60	61-90	over 90	Total
Accounts payable	NOT APPLICABLE
Wages payable
Taxes Payable
Rent/Lease-Equipment
Secured Debt/Adequate Protection Pymnts
Professional Fees
Amounts Due to Insiders*
Other: Deposit Liabilities
Other:
Other: Vacation Accrual
Total Postpetition Debts

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*
"Insider" is defined in 11 U.S.C. Section 101 (31).

In re: PMJ Corporation	Case No. 01-00709 (MFW) Reporting Period: 09/01/01-09/30/01

MOR-5
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
(NOT APPLICABLE)

Accounts Receivable Reconciliation	Prior Periods	Current Period	Cumulative
Total Accounts Receivable at the beginning of the reporting period

(+) Amounts billed during the period

(-) Amounts collected during the period

Total Accounts Receivable at the end of the reporting period

Accounts Receivable Aging
0-30 days old

31-60 days old

61-90 days old

91 + days old

Total Accounts Receivable

Amount considered uncollectible (Bad Debt)

Accounts Receivable (Net)

DEBTOR QUESTIONNAIRE (Not Applicable)

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, Provide an explanation below.

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.

3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.

QuickLinks

  Exhibit 99.1
UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE OFFICE OF THE US TRUSTEE—REGION 3
MOR-1 SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
MOR-1 con't SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
MOR-1 Cont'd BANK RECONCILIATIONS
MOR-1 Cont'd BANK RECONCILIATIONS
MOR-1 Cont'd BANK RECONCILIATIONS
MOR-1 Cont'd BANK RECONCILIATIONS
CASH DISBURSEMENTS PAYROLL ACCOUNT September 2001
CASH DISBURSEMENTS PAYROLL ACCOUNT September 2001
STATEMENT OF OPERATIONS (MOR-2) March 7 through September 30, 2001 and One Month Ended September 30, 2001 UNAUDITED
Balance Sheet (MOR-3) As of September 30, 2001 UNAUDITED
Notes to Unaudited Financial Statements (MOR-2, 3) As of September 30, 2001 UNAUDITED
MOR-4 STATUS OF POSTPETITION TAXES
SUMMARY OF UNPAID POSTPETITION DEBTS
MOR-5 ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
DEBTOR QUESTIONNAIRE
UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE OFFICE OF THE US TRUSTEE—REGION 3
MONTHLY OPERATING REPORT File with Court and submit copy to United States Trustee within 20 days after end of month
CASH DISBURSEMENTS September 2001
STATEMENT OF OPERATIONS (MOR-2) March 7 through September 30, 2001 and One Month Ended September 30, 2001 UNAUDITED
STATEMENT OF OPERATIONS (MOR-2) March 7 through September 30, 2001 and One Month Ended September 30, 2001 UNAUDITED
Notes to Unaudited Financial Statements (MOR-2, 3) As of September 30, 2001 UNAUDITED
SUMMARY OF UNPAID POSTPETITION DEBTS